Exhibit 99.1

Aleris International, Inc.

Unaudited Condensed Consolidated Pro Forma Balance Sheet

September 30, 2007 (Successor)

(in millions)

	As Reported	Sale of Zinc Operations	(a)	Pro Forma Adjustments		Pro Forma
ASSETS
Current Assets
Cash and cash equivalents	$124.5	—		$273.8	(b)	$398.3
Accounts receivable, net	896.1	$(55.9)		—		840.2
Inventories	946.0	(32.9)		—		913.1
Deferred income taxes	34.6	(6.2)		—		28.4
Prepaid expenses	23.1	(0.1)		—		23.0
Derivative financial instruments	55.9	(0.9)		—		55.0
Other current assets	22.8	(0.6)		—		22.2

Total Current Assets	2,103.0	(96.6)		273.8		2,280.2
Property, plant and equipment, net	1,388.0	(33.6)		—		1,354.4
Goodwill	1,345.4	(98.9)		—		1,246.5
Intangible assets, net	375.2	(46.3)		—		328.9
Derivative financial instruments	64.5	—		—		64.5
Deferred income taxes	8.1	—		—		8.1
Other assets	92.1	—		—		92.1

	$5,376.3	$(275.4)		$273.8		$5,374.7
LIABILITIES AND STOCKHOLDER'S EQUITY
Current Liabilities
Accounts payable	$721.4	$(35.4)		—		$686.0
Accrued liabilities	268.9	(1.9)		$43.2	(c)	310.2
Deferred income taxes	33.9	—		—		33.9
Current maturities of long-term debt	18.6	—		—		18.6

Total Current Liabilities	1,042.8	(37.3)		43.2		1,048.7

Long-term debt	2,869.4	—		—		2,869.4
Deferred income taxes	256.3	(3.9)		—		252.4
Accrued pension benefits	183.5	—		—		183.5
Accrued postretirement benefits	58.2	—		—		58.2
Other long-term liabilities	82.4	(0.5)		—		81.9
Stockholder's Equity	883.7	—		(3.1)	(c)	880.6

Total Liabilities and Stockholder's Equity	$5,376.3	$(41.7)		$40.1		$5,374.7

Aleris International, Inc.

Unaudited Condensed Consolidated Pro Forma Statement of Operations

Nine Months Ended September 30, 2007 (Successor)

(in millions)

	As Reported	Sale of Zinc Operations		Pro Forma Adjustments	Pro Forma
Revenues	$4,879.5	$(412.8)	(d)	$—	$4,466.7
Cost of sales	4,603.7	(392.6)	(d)	—	4,211.1

Gross profit	275.8	(20.2)	(d)	—	255.6
Selling, general and administrative expense	204.1	(9.5)	(d)	—	194.6
Restructuring and other charges	11.2	—		—	11.2
Gains on derivative financial instruments	(47.7)	0.4	(d)	—	(47.3)

Operating income	108.2	(11.1)	(d)	—	97.1
Interest expense	168.8	(10.7)	(d)	—	158.1
Interest income	(5.6)	—		—	(5.6)
Other expense, net	8.1	—	(d)	—	8.1

Loss before income taxes	(63.1)	(0.4)	(d)	—	(63.5)
Benefit from income taxes	(49.0)	(0.2)	(e)	—	(49.2)

Loss before minority interests	(14.1)	(0.2)	(d)	—	(14.3)
Minority interests, net of provision for income taxes	0.6	—		—	0.6

Loss from continuing operations	$(14.7)	$(0.2)	(d)	—	$(14.9)

Aleris International, Inc.

Unaudited Condensed Consolidated Pro Forma Statement of Operations

For the period from December 20, 2006 to December 31, 2006 (Successor)

(in millions)

	As Reported	Sale of Zinc Operations		Pro Forma Adjustments	Pro Forma
Revenues	$111.8	$(17.1)	(d)	—	$94.7
Cost of sales	108.9	(17.1)	(d)	—	91.8

Gross profit	2.9	—		—	2.9
Selling, general and administrative expense	6.1	(0.1)	(d)	—	6.0
Restructuring and other charges	5.5	—		—	5.5
Gains on derivative financial instruments	(11.1)	—		—	(11.1)

Operating income	2.4	0.1	(d)	—	2.5
Interest expense	6.9	—		—	6.9
Interest income	—	—		—	—
Other income, net	(0.4)	—		—	(0.4)

Loss before income taxes	(4.1)	0.1	(d)	—	(4.0)
Benefit from income taxes	(0.7)	—	(e)		(0.7)

Loss before minority interests	(3.4)	0.1	(d)	—	(3.3)
Minority interests, net of provision for income taxes	—	—		—	—

Loss from continuing operations	$(3.4)	$0.1	(d)	—	$(3.3)

Aleris International, Inc.

Unaudited Condensed Consolidated Pro Forma Statement of Operations

For the period from January 1, 2006 to December 19, 2006 (Predecessor)

(in millions)

	As Reported	Sale of Zinc Operations		Pro Forma Adjustments	Pro Forma
Revenues	$4,637.0	$(518.4)	(d)	—	$4,118.6
Cost of sales	4,217.7	(448.0)	(d)	—	3,769.7

Gross profit	419.3	(70.4)	(d)	—	348.9
Selling, general and administrative expense	167.7	(7.4)	(d)	—	160.3
Restructuring and other charges	36.4	—		—	36.4
Gains on derivative financial instruments	(19.7)	—		—	(19.7)

Operating income	234.9	(63.0)	(d)	—	171.9
Interest expense	83.7	(9.2)	(d)	—	74.5
Interest income	(5.0)	—		—	(5.0)
Loss on early extinguishment of debt	54.4	—		—	54.4
Other income, net	(16.3)	(0.1)	(d)	—	(16.4)

Income before income taxes	118.1	(53.7)	(d)	—	64.4
Provision for income taxes	44.3	(20.4)	(e)		23.9

Earnings before minority interests	73.8	(33.3)	(d)	—	40.5
Minority interests, net of provision for income taxes	0.1	—		—	0.1

Income from continuing operations	$73.7	$(33.3)	(d)	—	$40.4

Aleris International, Inc.

Unaudited Condensed Consolidated Pro Forma Statement of Operations

For the year ended December 31, 2005 (Predecessor)

(in millions)

	As Reported	Sale of Zinc Operations			Pro Forma Adjustments	Pro Forma
Revenues	$2,429.0	$(235.3)	(d	)	—	$2,193.7
Cost of sales	2,181.3	(209.0)	(d	)	—	1,972.3

Gross profit	247.7	(26.3)	(d	)	—	221.4
Selling, general and administrative expense	91.1	(6.1)	(d	)	—	85.0
Restructuring and other charges	29.9	(0.1)	(d	)	—	29.8
Losses on derivative financial instruments	8.0	—			—	8.0

Operating income	118.7	(20.1)	(d	)	—	98.6
Interest expense	41.9	—			—	41.9
Interest income	(1.6)	—			—	(1.6)
Other expense, net	1.6	—			—	1.6
Equity in net loss of affiliates	1.6	—			—	1.6

Income before income taxes	75.2	(20.1)	(d	)	—	55.1
Provision for (benefit from) income taxes	0.4	(7.6)	(e	)	—	(7.2)

Earnings before minority interests	74.8	(12.5)	(d	)	—	62.3
Minority interests, net of provision for income taxes	0.5	—			—	0.5

Income from continuing operations	$74.3	$(12.5)	(d	)	—	$61.8

Aleris International, Inc.

Unaudited Condensed Consolidated Pro Forma Statement of Operations

For the year ended December 31, 2004 (Predecessor)

(in millions)

	As Reported	Sale of Zinc Operations		Pro Forma Adjustments	Pro Forma
Revenues	$1,226.6	$(201.6)	(d)	—	$1,025.0
Cost of sales	1,153.1	(184.2)	(d)	—	968.9

Gross profit	73.5	(17.4)	(d)	—	56.1
Selling, general and administrative expense	54.5	(5.6)	(d)	—	48.9
Restructuring and other charges	14.9	—		—	14.9
Gains on derivative financial instruments	(8.6)	—		—	(8.6)

Operating income	12.7	(11.8)	(d)	—	0.9
Interest expense	28.8	(7.8)	(d)	—	21.0
Interest income	(0.7)	3.3	(d)	—	2.6
Other expense, net	0.5	—		—	0.5
Equity in net loss of affiliates	0.2	—		—	0.2

Loss before income taxes	(16.1)	(7.3)	(d)	—	(23.4)
Provision for income taxes	7.5	(2.8)	(e)	—	4.7

Loss before minority interests	(23.6)	(4.5)	(d)	—	(28.1)
Minority interests, net of provision for income taxes	0.2	—		—	0.2

Loss from continuing operations	$(23.8)	$(4.5)	(d)	—	$(28.3)

The unaudited condensed consolidated pro forma balance sheet as of September 30, 2007 reflects the following adjustments:

(a) Assets sold and liabilities assumed by Votorantim under the Stock Purchase Agreement. These unaudited amounts represent Zinc Companies assets and liabilities which will be sold to Buyers as if the transaction had occurred on September 30, 2007.

(b) Reflects estimated proceeds to be received at the closing of the sale of Zinc Companies. The sale price of $295.0 million was reduced by an estimated working capital adjustment of $17.0 million and $4.2 million of expenses for estimated transaction-related costs. The unaudited condensed consolidated pro forma statements of operations do not reflect the recognition of these expenses as they are non-recurring in nature; however, these expenses will be reflected in the Company’s historical financial statements when the transaction is consummated. Additionally, there is potential for an additional working capital adjustment. Pursuant to the Stock Purchase Agreement, if the net working capital balance at the time of closing exceeds the target net working capital, as defined in the agreement, then the purchase price will be adjusted upwards in the amount equal to the excess, and if the net working capital balance at the time of closing is less than the target net working capital, as defined in the agreement, then the purchase price will be adjusted downward in an amount equal to the deficiency.

(c) Reflects the difference between the estimated proceeds identified under (b) and the following:

(i) The book value of Zinc Companies net assets sold of $233.7 million.

(ii) Estimated taxes of $43.2 million.

The unaudited condensed consolidated pro forma statements of operations for the nine months ended September 30, 2007 (Successor Company), the period from December 20, 2006 through December 31, 2006 (Successor Company), the period from January 1, 2006 through December 19, 2006 (Predecessor Company) and each of the two years in the period ended December 31, 2005 (Predecessor Company) reflect the following adjustments:

(d) Elimination of operating results of Zinc Companies. These amounts represent the unaudited statements of operations for Zinc Companies for the nine months ended September 30, 2007 (Successor Company), the period from December 20, 2006 through December 31, 2006 (Successor Company), the period from January 1, 2006 through December 19, 2006 (Predecessor Company) and each of the two years in the period ended December 31, 2005 (Predecessor Company).

(e) Reflects the tax effect of the sale of Zinc Companies calculated at the statutory rates of 38% for the nine months ended September 30, 2007 (Successor Company), the period from December 20, 2006 through December 31, 2006 (Successor Company), the period from January 1, 2006 through December 19, 2006 (Predecessor Company) and each of the two years in the period ended December 31, 2005 (Predecessor Company).